UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Arena Strategic Income Fund

Class I Shares

(Ticker Symbol: ACSIX)

ANNUAL REPORT

October 31, 2023

Arena Strategic Income Fund

A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	28
Supplemental Information	29
Expense Examples	33

This report and the financial statements contained herein are provided for the general information of the shareholders of the Arena Strategic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.arenaca.com

October 31, 2023

To Our Shareholders:

We are pleased to report that for the fiscal year ended October 31, 2023, the Arena Strategic Income Fund (the “Fund”) returned 10.68% (net). Over the same period, the Fund’s primary benchmark, the Barclays U.S. High Yield 1-5 Year Cash Pay 2% Index returned 5.24%.

The Fund was in ramp-up mode throughout the fiscal year. The initial funding occurred during the second quarter and at the time, several individual transactions drove investment performance. As the fund grew slightly larger, we were able to build a diversified portfolio, albeit slightly more concentrated than it will be as the size of the fund grows. During this latter period, results were driven by three main factors, two positive contributors and one detractor. A slightly shorter duration stance as compared to the benchmark was beneficial as rates rose across the curve through the summer and early fall. Credit selection aided returns with several positive idiosyncratic credit moves with no material weak names or sectors. The one hindrance to results was a higher quality bias as CCC-rated securities materially outperformed other ratings buckets during the period.

Looking ahead, Arena sees the potential for idiosyncratic credit selection opportunities, including one of potential swaps out of leveraged loans into high yield bonds following the U.S. Treasury yield increase which led to duration sensitive bonds selling off in price. We believe that companies will increasingly focus on refinancing their debt maturities in the coming years ahead of maturity dates. This will likely be more straightforward for higher-quality credit issuers and continue to be skewed towards senior secured debt. Arena continues to view the Federal Reserve as likely to be ‘higher for longer’ and, due to sticky inflation metrics and a still-robust job market, this may lead to more upward pressure on intermediate-to-longer U.S. Treasury yields as the curve normalizes.

The short duration high yield strategy developed at Arena remains the focus of the Fund. Our objective is to generate attractive risk-adjusted returns through bottom-up fundamental analysis and active management with an emphasis on capital preservation. There have been no changes to the investment team during the fiscal year. Arena remains stable, profitable and employee owned.

Thank you for investing with us and for your continued confidence.

The Arena Team

Arena Capital Advisors, LLC | 12121 Wilshire Blvd, Suite 1010 | Los Angeles, CA 90025 | 310 806 6700 | info@arenaca.com
Please refer to the GIPS Report at the end of this commentary for more information. Please see important disclosures - 1

IMPORTANT DISCLOSURES

These materials are provided for informational purposes and do not constitute an offer to sell or a solicitation of an offer to purchase any security and may not be relied upon in evaluating the merits of investing in the Arena Strategic Income Fund. An investment in the Fund is speculative and subject to a variety of risks and considerations that are detailed in the Fund’s offering documents. No offer or solicitation will be made prior to the delivery of the offering documents and other materials relating to the Fund. Prospective investors are advised to review the Fund’s offering documents and consult their own advisors regarding any potential investment in the Fund. This presentation is qualified in its entirety by the additional information in the Fund’s offering documents.

The views in this letter were as of October 31, 2023 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice. Such views are subject to change at any point without notice. Some of the information provided herein is from third-party sources and/or compiled internally based on internal and/or external sources and are believed to be reliable at time of product but such information is not guaranteed for accuracy or completeness and was not independently verified. Arena is not responsible for any errors arising in connection with the preparation of the data provided herein. Information in this presentation is current as of the date or dates indicated, and Arena disclaims any duty or obligation to update the information or maintain the availability of such information.

Estimates are subject to market conditions and may be subject to change. Nothing presented herein is or is intended to constitute investment advice, and no investment decision should be made based on any information provided herein. No representation or warranty, express or implied, is made as to the accuracy, timeliness or completeness of the information contained herein, and nothing shall be relied upon as a promise or representation as to the future performance of the Fund described herein. Nothing in this presentation purports to address the financial objectives, situation or specific needs of any individual investor.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of Fund holdings. There is a risk of loss from an investment in securities, including the risk of loss of principal. Different types of investments involve varying degrees of risk, and there can be no assurance that any specific investment will be profitable or suitable for a particular investor’s financial situation or risk tolerance. Asset allocation and portfolio diversification cannot assure or guarantee better performance and cannot eliminate the risk of investment losses. Investments in non-investment grade debt securities (“high yield” bonds) may be subject to greater market fluctuations and risk default of loss of income and principal than debt securities in higher rated categories.

Derivative and FX Disclosure: The use of derivatives may be employed for purposes of currency hedging and or to equitize the cash position of the portfolios. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency.

Investing in derivatives entails specific risks relating to liquidity, credit and leverage that may reduce and/or increase volatility.

This letter may make “forward-looking statements” by using words such as “may,” “will,” “should,” “expects,” “believes,” “anticipates,” “estimates,” or others. You are cautioned that forward-looking statements are subject to a variety of uncertainties that could cause actual results to differ from the projected results. Because we cannot predict all factors that may affect future decisions, actions, events, policy decisions, or financial circumstances, what actually happens may be different than what is included in forward-looking statements.

Past performance is no guarantee of future results. All investments involve risk including loss of principal. It should not be assumed that the portfolio holdings discussed or investments made in the future will be profitable or will equal the performance of those discussed herein. The investment environment and market conditions may be markedly different in the future and investment returns will fluctuate in value.

Portfolios are actively managed and account characteristics will vary.

Net returns: Fund performance information since inception is presented net of all management fees, expenses and performance allocations. Performance includes the reinvestment of all income and earnings. Net returns do not include taxes allocable to individual investors. The net performance results assume an investor has been in the Fund since inception. Individual results may differ due to the effect of the timing of an investor’s contributions and withdrawals and to the extent an investor has any different fee arrangements with the Fund. The net performance results represent past performance which does not guarantee or necessarily determine future results.

Arena Capital Advisors, LLC | 12121 Wilshire Blvd, Suite 1010 | Los Angeles, CA 90025 | 310 806 6700 | info@arenaca.com
Please refer to the GIPS Report at the end of this commentary for more information. Please see important disclosures - 2

Benchmarks and Indices: Index returns are for illustrative purposes only. Index performance returns do not reflect the deduction of any management fees, transaction costs or expenses and assume that no cash was added to or assets withdrawn from the Index during the performance period shown. Unlike the Fund and managed accounts, which are actively managed and periodically may maintain a cash position, an index is unmanaged and fully invested. There is no correlation between the performances of the indices and the strategies employed in the management of the Fund or managed accounts and no representation is made that that your portfolio will hold comparable securities or will have a risk profile similar to any index. Index returns are included to demonstrate general market trends for the periods so indicated and are not absolute benchmarks to compare an investor’s performance. The Fund or managed account may be more or less volatile than the Index. Funds and accounts may be more or less volatile or less diversified than the index. Funds and accounts can contain holdings of derivatives and securities that are materially different from the indexes, which may result in material differences in performance. For example, certain past periods of outperformance and under performance against the indexes have been caused primarily by investing in a higher percentage of bank loans and/or non-USD (hedged) holdings than the Index. Information related to indices and benchmarks has been provided by, and/or is based on third party sources, and although believed to be reliable, has not been independently verified. No representation is made that any benchmark or index is an appropriate measure for comparison.

Barclays U.S. High Yield 1-5 Year Cash Pay 2%: The index is an unmanaged index comprised of U.S. dollar denominated below investment grade corporate debt securities publicly issued in the U.S. domestic market with remaining maturities of less than 5 years. Allocations to an individual issuer will not exceed 2%.

Arena Capital Advisors, LLC | 12121 Wilshire Blvd, Suite 1010 | Los Angeles, CA 90025 | 310 806 6700 | info@arenaca.com
Please refer to the GIPS Report at the end of this commentary for more information. Please see important disclosures - 3

Arena Strategic Income Fund

FUND PERFORMANCE at October 31, 2023 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund, made at its inception, with a similar investment in the Barclays U.S. High Yield 1-5 Year Cash Pay 2% Index. Results include the reinvestment of all dividends and capital gains.

The Barclays U.S. High Yield 1-5 Year Cash Pay 2% Index comprised of U.S. dollar denominated below investment grade corporate debt securities publicly issued in the U.S. domestic market with remaining maturities of less than 5 years. Allocations to an individual issuer will not exceed 2%. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Total Returns as of October 31, 2023	3 Months (Actual)	6 Months (Actual)	Since Inception (Cumulative)	Inception Date
Arena Strategic Income Fund	0.92%	3.93%	10.68%	12/30/22
Barclays U.S. High Yield 1-5 Year Cash Pay 2% Index	-1.00%	1.19%	5.24%	12/30/22

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 770-7760. The Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long-term potential. The Fund returns will fluctuate over long and short-term period. Periods over one year are annualized.

Gross and net expense ratios for the Fund were 1.12% and 0.95%, respectively, which were stated in the supplement dated September 15, 2023 to the current prospectus dated December 30, 2022. For the Fund’s current period expense ratios, please refer to the Financial Highlights of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.95% of the average daily net assets of the Fund. This agreement is in effect until February 29, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower. Effective May 1, 2023, the Fund’s Advisor has voluntarily agreed to waive its fees and/or pay for operating expenses of the Fund to limit the Fund’s total annual operating expenses to 0.75% of the Fund’s average daily net assets through April 30, 2024. The Advisor may terminate this voluntary reduction at any time. The Advisor will not seek recoupment of any fees waived or payments made pursuant to this voluntary waiver.

Arena Strategic Income Fund

FUND PERFORMANCE at October 31, 2023 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Arena Strategic Income Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2023

Principal Amount[1]		Value
	BANK LOANS — 19.3%
140,000	AP Core Holdings II LLC 10.933% (1-Month USD Libor+550 basis points), 9/1/2027[2,3,4]	$136,325
125,000	Asurion LLC 10.404% (1-Month USD Libor+525 basis points), 2/3/2028[2,3,4]	109,062
130,000	Diebold Nixdorf, Inc. 11.500% (1-Month Term SOFR+750 basis points), 8/11/2028[2,3,4]	129,486
100,000	EG America LLC 0.000% (1-Month Term SOFR+425 basis points), 3/12/2026[2,3,4,5,6]	100,031
51,000	Radiology Partners, Inc. 9.433% (1-Month Term SOFR+425 basis points), 7/9/2025[2,3,4,5,6]	38,237
99,748	Spirit AeroSystems, Inc. 0.000% (1-Month Term SOFR+450 basis points), 1/15/2027[2,3,4]	99,549
112,589	Taboola, Inc. 0.000% (1-Month USD Libor+400 basis points), 9/1/2028[2,3,4]	112,308
99,426	Tutor Perini Corp. 4.750% (1-Month Term SOFR+475 basis points), 8/18/2027[2,3,4]	95,263
	Viasat, Inc.
99,747	0.000% (1-Month Term SOFR+450 basis points), 3/4/2029[2,3,4]	92,594
50,000	0.000% (1-Month Term SOFR+450 basis points), 5/30/2030[2,3,4,5,6]	46,422
	TOTAL BANK LOANS
	(Cost $945,550)	959,277
	BONDS — 68.6%
	CORPORATE — 68.6%
	BASIC MATERIALS — 4.9%
87,095	Ferroglobe PLC 9.375%, 12/31/2025[3,7]	88,837
50,000	First Quantum Minerals Ltd 7.500%, 4/1/2025[3,7,8]	46,971
100,000	SCIL IV LLC 9.500%, 7/15/2028[3,8]	107,518
		243,326
	COMMUNICATIONS — 11.9%
100,000	Altice France SA 8.125%, 2/1/2027[3,7,8]	84,413
145,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.875%, 8/15/2027[3,8]	127,215
100,000	DISH Network Corp. 11.750%, 11/15/2027[3,8]	99,138
112,000	Qwest Corp. 7.250%, 9/15/2025	107,389
170,000	Uber Technologies, Inc. 8.000%, 11/1/2026[3,8]	171,389
		589,544

See accompanying Notes to Financial Statements.

Arena Strategic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, CYCLICAL — 16.6%
50,000	Abercrombie & Fitch Management Co. 8.750%, 7/15/2025[3,8]	$50,683
75,000	DraftKings Holdings, Inc. 0.000%, 3/15/2028[9]	56,475
75,000	Evergreen Acqco 1 LP / TVI, Inc. 9.750%, 4/26/2028[3,8]	75,748
150,000	LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.750%, 2/15/2026[3,8]	135,555
50,000	NMG Holding Co., Inc. / Neiman Marcus Group LLC 7.125%, 4/1/2026[3,8]	46,815
235,000	QVC, Inc. 4.750%, 2/15/2027[3]	133,879
135,000	Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC 10.931% (6-Month USD Libor+562.5 basis points), 10/15/2026[3,4,8]	135,317
137,000	Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8.000%, 9/20/2025[3,7,8]	108,419
88,000	United Airlines, Inc. 4.375%, 4/15/2026[3,8]	81,705
		824,596
	CONSUMER, NON-CYCLICAL — 4.5%
70,000	Herbalife Nutrition Ltd. / HLF Financing, Inc. 7.875%, 9/1/2025[3,7,8]	65,939
95,000	HLF Financing Sarl LLC / Herbalife International, Inc. 4.875%, 6/1/2029[3,8]	64,972
100,000	Providence Service Corp. 5.875%, 11/15/2025[3,8]	94,606
		225,517
	ENERGY — 7.6%
	CITGO Petroleum Corp.
112,000	6.375%, 6/15/2026[3,8]	110,160
14,000	8.375%, 1/15/2029[3,8]	13,878
100,000	Delek Logistics Partners LP / Delek Logistics Finance Corp. 7.125%, 6/1/2028[3,8]	91,101
90,000	Energy Ventures Gom LLC / EnVen Finance Corp. 11.750%, 4/15/2026[3,8]	93,607
100,000	Enviva Partners LP / Enviva Partners Finance Corp. 6.500%, 1/15/2026[3,8]	70,360
		379,106
	FINANCIAL — 14.6%
135,000	Aircastle Ltd. 4.125%, 5/1/2024[3,7]	133,165

See accompanying Notes to Financial Statements.

Arena Strategic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	FINANCIAL (Continued)
75,000	Avation Capital SA 9.000%, 10/31/2026[3,7,8]	$64,009
75,000	BGC Group, Inc. 8.000%, 5/25/2028[3]	73,110
127,000	HAT Holdings I LLC / HAT Holdings II LLC 3.750%, 8/15/2028[8,9]	111,147
140,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 5.250%, 5/15/2027[3]	119,984
100,000	Service Properties Trust 7.500%, 9/15/2025[3]	97,264
125,000	StoneX Group, Inc. 8.625%, 6/15/2025[3,8]	125,533
		724,212
	INDUSTRIAL — 6.2%
50,000	Likewize Corp. 9.750%, 10/15/2025[3,8]	49,705
130,000	Manitowoc Co., Inc. 9.000%, 4/1/2026[3,8]	127,559
130,000	XPO Logistics, Inc. 6.250%, 5/1/2025[3,8]	128,576
		305,840
	TECHNOLOGY — 2.3%
50,000	Consensus Cloud Solutions, Inc. 6.500%, 10/15/2028[3,8]	41,490
75,000	NCR Atleos Escrow Corp. 9.500%, 4/1/2029[3,8]	73,597
		115,087

	TOTAL CORPORATE
	(Cost $3,490,968)	3,407,228

	TOTAL BONDS
	(Cost $3,490,968)	3,407,228

Number of Shares
	COMMON STOCKS — 1.4%
	TECHNOLOGY — 1.4%
3,606	Diebold Nixdorf, Inc.	68,442
	TOTAL COMMON STOCKS
	(Cost $52,540)	68,442

See accompanying Notes to Financial Statements.

Arena Strategic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2023

Principal Amount		Value
	CONVERTIBLE CORPORATE BONDS — 3.8%
	CORPORATE — 3.8%
	COMMUNICATIONS — 1.9%
155,000	DISH Network Corp. 0.000%, 12/15/20259	$95,328

	UTILITIES — 1.9%
100,000	American Water Capital Corp. 3.625%, 6/15/20268,9	96,718
	TOTAL CORPORATE
	(Cost $191,794)	192,046

	TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $191,794)	192,046

Number of Shares
	SHORT-TERM INVESTMENTS — 9.2%
457,421	Fidelity Institutional Government Portfolio Class I, 0.00%[10]	$457,421
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $457,421)	457,421

	TOTAL INVESTMENTS — 102.3%
	(Cost $5,138,273)	$5,084,414
	Liabilities in Excess of Other Assets — (2.3)%	(115,301)
	TOTAL NET ASSETS — 100.0%	$4,969,113

LLC – Limited Liability Company

PLC – Public Limited Company

LP – Limited Partnership

[1]	Local currency.
[2]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate (“SOFR”). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[3]	Callable.
[4]	Floating rate security.
[5]	Denotes investments purchased on a when-issued or delayed delivery basis.
[6]	All or a portion of the loan is unfunded.
[7]	Foreign security denominated in U.S. dollars.
[8]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $2,693,843, which represents 54.21% of Total Net Assets.
[9]	Convertible security.
[10]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Arena Strategic Income Fund

SUMMARY OF INVESTMENTS

As of October 31, 2023

Security Type/Sector	Percent of Total Net Assets
Bonds	68.6%
Bank Loans	19.3%
Short-Term Investments	9.2%
Convertible Corporate Bonds	3.8%
Common Stocks	1.4%
Total Investments	102.3%
Liabilities in Excess of Other Assets	(2.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Arena Strategic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2023

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

				Currency	Value At		Unrealized
		Currency	Setlement	Amount	Settlement	Value At	Appreciation
Sale Contracts	Counterparty	Exchange	Date	Sold	Date	October 31, 2023	(Depreciation)
Euro	Pershing, LLC.	EUR per USD	12/29/2023	(100,000)	$(110,130)	$(106,122)	$4,008
					(110,130)	(106,122)	4,008
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(110,130)	$(106,122)	$4,008

EUR – Euro

See accompanying Notes to Financial Statements.

Arena Strategic Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2023

Assets:
Investments, at value (cost $5,138,273)	$5,084,414
Foreign currency, at value (cost $9)	9
Receivables:
Unrealized appreciation on forward foreign currency exchange contracts	4,008
Due from Advisor	19,687
Dividends and interest	75,106
Prepaid offering costs	10,431
Prepaid expenses	24,549
Total assets	5,218,204

Liabilities:
Payables:
Due to custodian	3,000
Due to broker for futures contracts	104
Investment securities purchased	194,052
Shareholder servicing fees (Note 6)	853
Fund accounting and administration fees	7,738
Transfer agent fees and expenses	804
Custody fees	3,817
Auditing fees	15,224
Trustees’ deferred compensation (Note 3)	2,429
Trustees’ fees and expenses	1,520
Chief Compliance Officer fees	6,110
Accrued other expenses	13,440
Total liabilities	249,091
Commitments and contingencies (Note 3)
Net Assets	$4,969,113

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$4,951,263
Total distributable earnings (accumulated deficit)	17,850
Net Assets	$4,969,113

Maximum Offering Price per Share:
Class I:
Net assets applicable to shares outstanding	4,969,113
Shares of beneficial interest issued and outstanding	460,626
Redemption price	$10.79

See accompanying Notes to Financial Statements.

Arena Strategic Income Fund

STATEMENT OF OPERATIONS

For the Period December 30, 2022* through October 31, 2023

Investment Income:
Interest	$174,199
Total investment income	174,199

Expenses:
Advisory fees	13,091
Shareholder servicing fees (Note 6)	2,004
Fund administration fees	40,590
Transfer agent fees and expenses	15,195
Custody fees	7,546
Offering costs	53,024
Registration fees	28,660
Chief Compliance Officer fees	16,078
Legal fees	15,673
Auditing fees	15,224
Trustees’ fees and expenses	8,707
Miscellaneous	5,698
Shareholder reporting fees	4,975
Insurance fees	2,515
Total expenses	228,980
Advisory fees waived	(13,091)
Other expenses absorbed	(200,803)
Net expenses	15,086
Net investment income (loss)	159,113

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	30,786
Foreign currency transactions	(516)
Net realized gain (loss)	30,270
Net change in unrealized appreciation/depreciation on:
Investments	(53,859)
Forward foreign currency exchange contracts - unrealized	4,008
Foreign currency translations	(63)
Net change in unrealized appreciation/depreciation	(49,914)
Net realized and unrealized gain (loss)	(19,644)

Net Increase (Decrease) in Net Assets from Operations	$139,469

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Arena Strategic Income Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period December 30, 2022* through October 31, 2023
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$159,113
Net realized gain (loss) on investments and foreign currency transactions	30,270
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(49,914)
Net increase (decrease) in net assets resulting from operations	139,469

Distributions to Shareholders:
Distributions:
Class I	(121,619)
Total distributions to shareholders	(121,619)

Capital Transactions:
Net proceeds from shares sold:
Class I	4,966,142
Reinvestment of distributions:
Class I	4,652
Cost of shares redeemed:
Class I	(19,531)
Net increase in net assets from capital transactions	4,951,263

Total increase (decrease) in net assets	4,969,113

Net Assets:
Beginning of period	-
End of period	$4,969,113
Capital Share Transactions:
Shares sold:
Class I	462,010
Shares reinvested:
Class I	429
Shares redeemed:
Class I	(1,813)
Net increase (decrease) in capital share transactions	460,626

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Arena Strategic Income Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

For the Period December 30, 2022* through October 31, 2023
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.72
Net realized and unrealized gain (loss)	0.35
Total from investment operations	1.07

Less Distributions:
From net investment income	(0.28)
Total distributions	(0.28)
Net asset value, end of period	$10.79

Total return[2]	10.68%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,969

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	11.35%[4]
After fees waived and expenses absorbed	0.75%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(2.72)%[4]
After fees waived and expenses absorbed	7.88%[4]

Portfolio turnover rate	76%[3]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Arena Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2023

Note 1 – Organization

Arena Strategic Income Fund (the “Fund’’) is organized as a diversified series of Investment Manager Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to generate high income returns with a secondary objective of capital preservation. The Fund intends to primarily invest in income producing investments and leveraged loans. The Fund commenced investment operations on December 30, 2022.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

(b) Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, bank loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Arena Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.

(c) Bank Loans

The Fund may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

d) Short Sales

Short sales are transactions under which the Fund sells a security they do not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that they may not always be able to close out a short position at a particular time or at an acceptable price.

Arena Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

(e) Futures Contracts

The Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates and other financial indexes), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as cash deposited with broker. Securities deposited as initial margin are designated in the Schedule of Investments. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marked to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. When the contracts are closed or expires, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.

f) Swap Agreements and Swaptions

The Fund may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between period and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by the Fund entail certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce each Fund’s return.

Arena Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipate purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when they write a swaption than they will incur when it purchases a swaption. When the Fund purchases a swaption, they risk losing only the amount of the premium they have paid should they decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

(g) Options Contracts

The Fund may write or purchase options contracts primarily to enhance each Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Arena Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

(h) Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

(i) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $63,455, which are being amortized over a one-year period from December 30, 2022 (commencement of operations).

(j) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Arena Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open period December 30, 2022 (commencement of operations) through October 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(l) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets.  An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Arena Capital Advisors, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.65% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Fund. This agreement is in effect until February 29, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. Effective May 1, 2023, the Adviser has voluntarily agreed to further waive its fees and/or pay for operating expenses of the Fund to limit the Fund’s total annual operating expenses to 0.75% of the Fund’s average daily net assets through April 30, 2024. The Advisor may terminate this voluntary reduction at any time. The Advisor will not seek recoupment of any fees waived or payments made pursuant to this voluntary waiver.

For the December 30, 2022 (commencement of operations) through October 31, 2023, the Advisor waived its advisory fees and absorbed other expenses totaling $213,894 of which $131,882 was voluntarily and non-recoupable. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Statement of Assets and Liabilities. At October 31, 2023, the amount of these potentially recoverable expenses was $82,012. The Advisor may recapture all or a portion of this amount no later than October 31, of the year stated below:

Arena Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

2026	$82,012
Total	$82,012

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the period December 30, 2022 (commencement of operations) through October 31, 2023 are reported on the Statement of Operations.

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period December 30, 2022 (commencement of operations) through October 31, 2023, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested.  If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account.  The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan.  The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities.  Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the period December 30, 2022 (commencement of operations) through October 31, 2023 are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At October 31, 2023, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$5,138,273
Gross unrealized appreciation	$50,009
Gross unrealized depreciation	(103,868)
Net unrealized appreciation on investments	$(53,859)

Arena Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period December 30, 2022 (commencement of operations) through October 31, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and accumulated earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$-	$-

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$70,192
Undistributed long-term capital gains	-
Distributable earnings	70,192

Accumulated capital and other losses	-
Unrealized appreciation (depreciation) on investments	(53,859)
Currency Forwards and translations	3,945
Unrealized deferred compensation	(2,428)
Total accumulated earnings (deficit)	$17,850

The tax character of the distribution paid during the fiscal year ended October 31, 2023 are as follows:

Distributions paid from:	For the period Ended October 31, 2023 *
Ordinary income	$121,619
Total distributions paid	$121,619

*	Commencement of operations on December 30, 2022.

Note 5 – Investment Transactions

For the period December 30, 2022 (commencement of operations) through October 31, 2023, purchases and sales of investments, excluding short-term investments, were $ 5,648,669 and $ 1,228,211 , respectively.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period December 30, 2022 (commencement of operations) through October 31, 2023, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Arena Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Arena Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2023, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Investments
Bank Loans	$-	$959,277	$-	$959,277
Bonds	-	3,407,228	-	3,407,228
Common Stock	68,442	-	-	68,442
Convertible Corporate Bonds	-	192,046	-	192,046
Short-Term Investments	457,421	-	-	457,421
Total Investments	$525,863	$4,558,551	$-	$5,084,414
Other Financial Instruments**
Forward Contracts	-	4,008	-	4,008
Total Assets	$525,863	4,562,559		$5,088,422

*	The Fund did not hold any Level 3 securities at period end.

Note 9 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of October 31, 2023 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets
Unrealized appreciation on forward foreign currency exchange contracts	$-	$-	$4,008	$-	$4,008
	$-	$-	$4,008	$-	$4,008

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Net unrealized appreciation/depreciation is shown as variation margin as presented on the Statements of Assets and Liabilities.

Arena Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2023 are as follows:

Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Forward contracts	$-	$-	$-	$-	$-
	$-	$-	$-	$-	$-

Net Change in Unrealized Appreciation (Depreciation) on Derivatives	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Forward contracts	$-	$-	$4,008	$-	$4,008
	$-	$-	$4,008	$-	$4,008

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of October 31, 2023 are as follows:

Derivatives not designated as hedging instruments
Forward contracts	Foreign exchange contracts	Notional amount	(108,479)

Note 10 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 11- New Accounting Pronouncements and Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and exchange-traded funds (ETFs) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

Arena Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 27, 2023, to shareholders of record on December 26, 2023 as follows:

	Long-Term Capital Gain	Short-Term Capital Gain	Income
Institutional	$0.00000	$0.06648	$ 0.25046

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust II and

Shareholders of Arena Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Arena Strategic Income Fund (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”), including the schedule of investments, as of October 31, 2023, the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 30, 2022 (commencement of operations) to October 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations, the changes in its net assets and the financial highlights for the period stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 29, 2023

Arena Strategic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 770-7760. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	1	Monachil Credit Income Fund, a closed-end investment company.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	1	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	1	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	1	FPA Funds Trust, a registered investment company (includes 6 portfolios), Source Capital, Inc., a closed-end investment company.
Interested Trustees:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	1	Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, AFA Multi-Manager Credit Fund, The Optima Dynamic Alternatives Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, First Trust Alternative Opportunities Fund, Variant Alternative Income Fund, Variant Impact Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, and Pender Real Estate Credit Fund, each a closed-end investment company.

Arena Strategic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Joy Ausili b† (born 1966) Trustee, Vice President and Assistant Secretary	Since January 2023	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Vice President and Assistant Secretary (January 2016 – present), Investment Managers Series Trust II; Vice President and Secretary, Investment Managers Series Trust (March 2016 – present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	1	None.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).

			N/A	N/A

Arena Strategic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

A	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 49 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	Ms. Ausili is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Arena Strategic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”) met on July 19, 2023 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the Arena Strategic Income Fund series of the Trust (the “Fund”) pursuant to the Liquidity Rule. The Board has appointed Arena Capital Advisors, LLC, the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from December 30, 2022 (inception date) through April 30, 2023 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments;
●	An overview of market liquidity for the Fund during the Program Reporting Period;
●	The Fund’s ability to meet redemption requests;
●	The Fund’s cash management;
●	The Fund’s borrowing activity, if any, in order to meet redemption requests;
●	The Fund’s compliance with the 15% limit of illiquid investments; and
●	The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as “highly liquid investments,” and therefore the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Arena Strategic Income Fund

EXPENSE EXAMPLE

For the Six Months Ended October 31, 2023 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expense Paid During Period 5/1/23 – 10/31/23*
Actual Performance	$1,000.00	$1,039.30	$3.83
Hypothetical (5% annual return before expenses)	1,000.00	1,021.40	3.84

*	Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365(to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested

FUND INFORMATION

	TICKER	CUSIP
Arena Strategic Income Fund	ACSIX	46144X 594

Privacy Principles of the Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Arena Strategic Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 770-7760 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 770-7760 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (877) 770-7760.

Arena Strategic Income Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (877) 770-7760

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 877-770-7760.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2023	FYE 10/31/2022
Audit Fees	$10,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	01/09/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	01/09/2024

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	01/09/2024